UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2010
PDG Environmental, Inc.
(Exact name of registrant as specified in this charter)

Delaware 0-13667 (State or other jurisdiction of incorporation) File Number)	22-2677298 (Commission Identification No.)	(IRS Employer

1386 Beulah Road, Building 801, Pittsburgh, PA (Address of Principal Executive Offices)	15235 (Zip Code)
Registrant’s Telephone Number, including area code: (412) 243-3200
Not Applicable
(Former Name or Former Address, if Changes Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in the Registrant’s Certifying Accountant
(a) By letter dated March 1, 2010, Malin, Bergquist and Company, LLP (the “Malin”) resigned as the independent registered public accounting firm for PDG Environmental, Inc. (the “Company”). Malin served as the Company’s accountant for the two most recently completed fiscal years. As previously disclosed, on February 24, 2010, the United States District Court for the Western District of Pennsylvania granted an emergency motion for the appointment of a receiver of all of the assets of the Company and its subsidiaries at the request of The Huntington National Bank.
During the two most recent fiscal years, there were no disagreements with Malin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Malin’s satisfaction, would have caused Malin to make reference to the subject matter of the disagreements in connection with its reports.
During the two most recent fiscal years through the date of resignation, the reports of Malin did not contain any adverse opinion or disclaimer of opinion, or were modified as to uncertainty, audit scope, or accounting principles, except (i) for an explanatory paragraph to the report dated May 14, 2009 issued for the Company’s fiscal years ended January 31, 2008 and January 31, 2009 regarding the Company’s exchange of its mandatorily redeemed cumulative convertible Series C Preferred Stock for a subordinated secured promissory note and amendment to its credit agreement with The Huntington National Bank during May 2009, and (ii) it is anticipated that any report issued covering the fiscal year ended January 31, 2010 would have been prepared to indicate that there is substantial doubt about the Company’s ability to continue as a going concern and that such financial statements do not include any disclosures that might result from the outcome of this uncertainty.
Other than as disclosed herein, during the two most recent fiscal years, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).
The Company requested that Malin furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not Malin agreed with the above statements. A copy of a letter from Malin to the SEC dated March 4, 2010 is filed as an Exhibit to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Exhibits.
Exhibit 16.1   Letter from Malin, Bergquist and Company, LLP dated March 4, 2010, filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Compass Advisory Partners, LLC, as receiver for PDG Environmental, Inc.
By:	/s/ Jack Teitz
	Name:	Jack Teitz
	Title:	Receiver

Date: March 4, 2010

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